UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2024

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders of Avista Corporation (Avista Corp.) was held on May 1, 2024. Three proposals were submitted to shareholders as disclosed in Avista Corp.'s Definitive Proxy Statement filed on March 20, 2024, of which all three were approved. There were 78,186,011 shares of common stock issued and outstanding as of March 1, 2024, the record date, with 71,383,631 shares represented at said meeting. The proposals and the results of the voting are as follows:

Proposal 1: Election of eleven directors, for one-year terms expiring at the 2025 Annual Meeting of Shareholders, and until their successors are elected.

Director	For	Against	Abstain	Broker Non-Votes
Julie A. Bentz	65,273,533	254,051	149,804	5,706,243
Donald C. Burke	60,169,550	5,352,334	155,504	5,706,243
Kevin B. Jacobsen	65,031,835	488,390	157,163	5,706,243
Rebecca A. Klein	63,640,927	1,876,571	159,890	5,706,243
Sena M. Kwawu	65,232,966	290,513	153,909	5,706,243
Scott H. Maw	64,199,129	1,326,072	152,187	5,706,243
Scott L. Morris	60,575,295	4,959,743	142,350	5,706,243
Jeffry L. Philipps	65,021,157	505,717	150,514	5,706,243
Heidi B. Stanley	60,260,694	5,268,047	148,647	5,706,243
Dennis P. Vermillion	65,168,783	365,105	143,500	5,706,243
Janet D. Widmann	64,438,222	1,097,439	141,727	5,706,243

All directors were elected since the number of votes cast “for” each nominee exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the election.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2024.

For	Against	Abstain	Broker Non-Votes
68,941,234	2,325,311	117,086	N/A

This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions had no effect on the outcome.

Proposal 3: Advisory (non-binding) vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
63,443,244	1,892,107	342,037	5,706,243

This advisory (non-binding) resolution was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the outcome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avista Corporation
(Registrant)

Date:	May 7, 2024	By:	/s/ Gregory C. Hesler
Gregory C. Hesler Senior Vice President, General Counsel, Corporate Secretary and Chief Ethics/Compliance Officer